UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2005

                           The Asia Tigers Fund, Inc.
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             (Exact name of registrant as specified in its charter)

           Maryland                 811-08050                   13-3735233
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                   File Number)            Identification No.)

         200 Park Avenue New York, NY                             10166
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   212-667-4939

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           The Asia Tigers Fund, Inc.
                           CURRENT REPORT ON FORM 8-K

Item 7.01    Regulation FD Disclosure.

     On September 19, 2005, The Asia Tigers Fund, Inc. (the "Fund") announced that the independent directors have determined not to renew the Fund's investment advisory agreement with Advantage Advisers, Inc., the current investment adviser to the Fund, beyond its December 4, 2005 expiration date. The independent directors intend to enter into investment advisory and administration arrangements for the Fund with The Blackstone Group. The independent directors anticipate that Punita Kumar-Sinha, the Fund's portfolio manager for the last eight years, will continue as portfolio manager under new arrangements with The Blackstone Group.

     Exhibit 99.1 is a copy of the press release. The press release is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number
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      99.1   The Asia Tigers Fund, Inc. press release, dated September 19, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              The Asia Tigers Fund, Inc.
                                                   (Registrant)
Date: September 19, 2005
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                                              /s/ Bryan McKigney
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                                                      (Signature)

                                                 Name: Bryan McKigney
                                        Title: Chairman, President and Director



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                                  EXHIBIT INDEX

Exhibit Number
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99.1     Press release of the Fund, dated September 19, 2005.


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